Exhibit 24.1

POWER OF ATTORNEY OF SIMON J. BEAUMONT

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned member of the Board of Managers of IBM Credit LLC, a Delaware Limited Liability Company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933 (the “Registration Statement”), which filing is authorized by resolutions dated the date hereof for Indebtedness of the Company, hereby constitute and appoint William J. Smith, III; Adam Wilson; Henry Voldman; Elizabeth Barzelatto; Karen Reynolds; Todd Hutchen and Nancy R. Lewis and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically said Registration Statement (which may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the Registration Statement and to file said Registration Statement and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of June 2017.

/s/ Simon J. Beaumont
Simon J. Beaumont
Member of the Board of Managers

POWER OF ATTORNEY OF ELIZABETH BARZELATTO

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned member of the Board of Managers and Treasurer of IBM Credit LLC, a Delaware Limited Liability Company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933 (the “Registration Statement”), which filing is authorized by resolutions dated the date hereof for Indebtedness of the Company, hereby constitute and appoint William J. Smith, III; Adam Wilson; Henry Voldman; Karen Reynolds; Todd Hutchen and Nancy R. Lewis and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically said Registration Statement (which may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the Registration Statement and to file said Registration Statement and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of June 2017.

/s/ Elizabeth Barzelatto
Elizabeth Barzelatto
Member of the Board of Managers

POWER OF ATTORNEY OF ROBERT F. DELBENE

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned member of the Board of Managers of IBM Credit LLC, a Delaware Limited Liability Company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933 (the “Registration Statement”), which filing is authorized by resolutions dated the date hereof for Indebtedness of the Company, hereby constitute and appoint William J. Smith, III; Adam Wilson; Henry Voldman; Elizabeth Barzelatto; Karen Reynolds; Todd Hutchen and Nancy R. Lewis and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically said Registration Statement (which may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the Registration Statement and to file said Registration Statement and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of June 2017.

/s/ Robert F. Del Bene
Robert F. Del Bene
Member of the Board of Managers

POWER OF ATTORNEY OF EDWARD SHAY

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned member of the Board of Managers of IBM Credit LLC, a Delaware Limited Liability Company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933 (the “Registration Statement”), which filing is authorized by resolutions dated the date hereof for Indebtedness of the Company, hereby constitute and appoint William J. Smith, III; Adam Wilson; Henry Voldman; Elizabeth Barzelatto; Karen Reynolds; Todd Hutchen and Nancy R. Lewis and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically said Registration Statement (which may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the Registration Statement and to file said Registration Statement and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of June 2017.

/s/ Edward Shay
Edward Shay
Member of the Board of Managers

POWER OF ATTORNEY OF WILLIAM J. SMITH, III

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned member of the Board of Managers and Chairman and President of IBM Credit LLC, a Delaware Limited Liability Company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933 (the “Registration Statement”), which filing is authorized by resolutions dated the date hereof for Indebtedness of the Company, hereby constitute and appoint Adam Wilson, Henry Voldman, Elizabeth Barzelatto, Karen Reynolds, Todd Hutchen and Nancy R. Lewis and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically said Registration Statement (which may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the Registration Statement and to file said Registration Statement and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of June 2017.

/s/ William J. Smith, III
William J. Smith, III
Member of the Board of Managers and Chairman
(Principal Executive Officer)

POWER OF ATTORNEY OF HENRY VOLDMAN

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, Controller of IBM Credit LLC, a Delaware Limited Liability Company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933 (the “Registration Statement”), which filing is authorized by resolutions dated the date hereof for Indebtedness of the Company, hereby constitute and appoint William J. Smith, III; Adam Wilson; Elizabeth Barzelatto; Karen Reynolds; Todd Hutchen and Nancy R. Lewis and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically said Registration Statement (which may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the Registration Statement and to file said Registration Statement and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of June 2017.

/s/ Henry Voldman
Henry Voldman
Controller
(Principal Accounting Officer)

POWER OF ATTORNEY OF ADAM WILSON

KNOW ALL PERSONS BY THESE PRESENTS, that I, the undersigned, Vice President, Finance of IBM Credit LLC, a Delaware Limited Liability Company (the “Company”), which is to file with the Securities and Exchange Commission (the “SEC”) a shelf registration statement on Form S-3 or other appropriate Form under Rule 415 of the Securities Act of 1933 (the “Registration Statement”), which filing is authorized by resolutions dated the date hereof for Indebtedness of the Company, hereby constitute and appoint William J. Smith, III;  Henry Voldman; Elizabeth Barzelatto; Karen Reynolds; Todd Hutchen and Nancy R. Lewis and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically said Registration Statement (which may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the Registration Statement and to file said Registration Statement and amendments thereto so signed with all exhibits thereto, and with any and all other documents in connection therewith, with the SEC, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them may lawfully do or cause to be done by virtue hereof.  This Power of Attorney may only be revoked by a written document executed by the undersigned that expressly revokes this power by referring to the date and subject hereof.

IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 22nd day of June 2017.

/s/ Adam Wilson
Adam Wilson
Vice President, Finance
(Principal Financial Officer)